Exhibit 21.1

SUBSIDIARIES OF TESLA, INC.

Name of Subsidiary	Jurisdiction of Incorporation or Organization
Afton Solar, LLC	Delaware
Allegheny Solar 1, LLC	Delaware
Allegheny Solar Manager 1, LLC	Delaware
Ancon Holdings II, LLC	Delaware
Ancon Holdings, LLC	Delaware
Ancon Solar Corporation	Delaware
Ancon Solar I, LLC	Delaware
Ancon Solar II Lessee Manager, LLC	Delaware
Ancon Solar II Lessee, LLC	Delaware
Ancon Solar II Lessor, LLC	Delaware
Ancon Solar Managing Member I, LLC	Delaware
Andrews County Solar, LLC	Delaware
Arpad Solar Borrower, LLC	Delaware
Arpad Solar I, LLC	Delaware
Arpad Solar Manager I, LLC	Delaware
AU Solar 1, LLC	Delaware
AU Solar 2, LLC	Delaware
Banyan SolarCity Manager 2010, LLC	Delaware
Banyan SolarCity Owner 2010, LLC	Delaware
Basking Solar I, LLC	Delaware
Beatrix Solar I, LLC	Delaware
Bernese Solar Manager I, LLC	Delaware
Blue Skies Solar I, LLC	Delaware
Blue Skies Solar II, LLC	Delaware
Building Solutions Acquisition Corporation	Delaware
Caballero Solar Managing Member I, LLC	Delaware
Caballero Solar Managing Member II, LLC	Delaware
Cardinal Blue Solar, LLC	Delaware
Castello Solar I, LLC	Delaware
Castello Solar II, LLC	Delaware
Castello Solar III, LLC	Delaware
Chaparral SREC Borrower, LLC	Delaware
Chaparral SREC Holdings, LLC	Delaware
Chompie Solar I, LLC	Delaware
Chompie Solar Manager I, LLC	Delaware
City UB Solar, LLC	Delaware
Clydesdale SC Solar I, LLC	Delaware
Common Assets Capital, LLC	Delaware
Common Assets Financial, LLC	Delaware

Common Assets Securities, LLC	Delaware
Common Assets Technologies, LLC	Delaware
Common Assets, LLC	Delaware
Corcoran Solar, LLC	Delaware
Cottage Grove Solar, LLC	Delaware
Dahlia Holdings I, LLC	Delaware
Dahlia Holdings II, LLC	Delaware
Dom Solar General Partner I, LLC	Delaware
Dom Solar Lessor I, LP	Cayman
Dom Solar Limited Partner I, LLC	Delaware
Domino Solar Ltd	Cayman
Eiger Lease Co, LLC	Delaware
Energy Freedom Coalition of America, LLC	Delaware
Ever CT Solar Farm, LLC	California
Falconer Solar Manager I, LLC	Delaware
Firehorn Finance Company, LLC	Delaware
Firehorn Solar I, LLC	Cayman
Firehorn Solar Manager I, LLC	Delaware
FocalPoint Solar Borrower, LLC	Delaware
FocalPoint Solar I, LLC	Delaware
FocalPoint Solar Manager I, LLC	Delaware
Fontane Solar I, LLC	Delaware
FOTOVOLTAICA GI 4, S. de R.L. de C.V.	Mexico
FOTOVOLTAICA GI 5, S. de R.L. de C.V.	Mexico
FTE Solar I, LLC	Delaware
Grohmann USA Inc.	Arizona
Grohmann Automation Ltd	Canada
Grohmann Engineering GmbH	Germany
Grohmann Engineering Trading (Shanghai) Co. Ltd.	China
Hammer Solar, LLC	Delaware
Hammerhead Solar, LLC	Delaware
Harpoon Solar I, LLC	Delaware
Harpoon Solar Manager I, LLC	Delaware
Haymarket Holdings, LLC	Delaware
Haymarket Manager 1, LLC	Delaware
Haymarket Solar 1, LLC	Delaware
Ikehu Manager I, LLC	Delaware
IL Buono Solar I, LLC	Delaware
ILIOSSON, S.A. de C.V.	Mexico
Juniper Solar, LLC	Delaware
Klamath Falls Solar 1, LLC	Delaware
Klamath Falls Solar 2, LLC	Delaware
Klamath Falls Solar 3, LLC	Delaware
Knight Solar Managing Member I, LLC	Delaware
Knight Solar Managing Member II, LLC	Delaware

Knight Solar Managing Member III, LLC	Delaware
Landlord 2008-A, LLC	Delaware
Louis Solar II, LLC	Delaware
Louis Solar III, LLC	Delaware
Louis Solar Manager II, LLC	Delaware
Louis Solar Manager III, LLC	Delaware
Louis Solar Master Tenant I, LLC	Delaware
Louis Solar MT Manager I, LLC	Delaware
Louis Solar Owner I, LLC	Delaware
Louis Solar Owner Manager I, LLC	Delaware
Mako GB SPV Holdings, LLC	Delaware
Mako GB SPV, LLC	Delaware
Mako Solar Holdings, LLC	Delaware
Mako Solar, LLC	Delaware
Master Tenant 2008-A, LLC	Delaware
Matterhorn Solar I, LLC	Delaware
Megalodon Solar, LLC	Delaware
Monte Rosa Solar I, LLC	Delaware
Monticello Solar, LLC	Delaware
Mound Solar Manager V, LLC	Delaware
Mound Solar Manager VI, LLC	Delaware
Mound Solar Manager X, LLC	Delaware
Mound Solar Manager XI, LLC	Delaware
Mound Solar Manager XII, LLC	Delaware
Mound Solar Master Tenant IX, LLC	Delaware
Mound Solar Master Tenant V, LLC	California
Mound Solar Master Tenant VI, LLC	Delaware
Mound Solar Master Tenant VII, LLC	Delaware
Mound Solar Master Tenant VIII, LLC	Delaware
Mound Solar MT Manager IX, LLC	Delaware
Mound Solar MT Manager VII, LLC	Delaware
Mound Solar MT Manager VIII, LLC	Delaware
Mound Solar Owner IX, LLC	Delaware
Mound Solar Owner Manager IX, LLC	Delaware
Mound Solar Owner Manager VII, LLC	Delaware
Mound Solar Owner Manager VIII, LLC	Delaware
Mound Solar Owner V, LLC	California
Mound Solar Owner VI, LLC	Delaware
Mound Solar Owner VII, LLC	Delaware
Mound Solar Owner VIII, LLC	Delaware
Mound Solar Partnership X, LLC	Delaware
Mound Solar Partnership XI, LLC	Delaware
Mound Solar Partnership XII, LLC	Delaware
MS SolarCity 2008, LLC	Delaware
MS SolarCity Commercial 2008, LLC	Delaware

MS SolarCity ResiDelawarential 2008, LLC	Delaware
MT Solar Corporation	Delaware
NBA SolarCity AFB, LLC	California
NBA SolarCity Commercial I, LLC	California
NBA SolarCity Solar Phoenix, LLC	California
Northern Nevada Research Co., LLC	Nevada
Pacific Solar Storage 1 (Guam) LLC	Guam
Paramount Energy Fund I Lessee, LLC	Delaware
Paramount Energy Fund I Lessor, LLC	Delaware
PEF I MM, LLC	Delaware
Poppy Acquisition LLC	Delaware
Presidio Solar I, LLC	Delaware
Presidio Solar II, LLC	Delaware
Pukana La Solar I, LLC	Delaware
Roadster Automobile Sales and Service (Beijing) Co., Ltd.	China
Roadster Finland Oy	Finland
Scandia Trail Solar, LLC	Delaware
Sequoia Pacific Holdings, LLC	Delaware
Sequoia Pacific Manager I, LLC	Delaware
Sequoia Pacific Solar I, LLC	Delaware
Sequoia SolarCity Owner I, LLC	Delaware
SERVICIOS DE TECNOLOGÍA Y ADMINISTRACIÓN ILIOSS, S.A. de C.V.	Mexico
Sierra Solar Power (Hong Kong) Limited	Hong Kong
Silevo China Co. Ltd	China
Silevo Germany GmbH	Germany
Silevo, LLC	Delaware
Silver Springs Solar, LLC	Delaware
Solar Aquarium Holdings, LLC	Delaware
Solar Energy of America 1, LLC	Delaware
Solar Energy of America Holdco, LLC	Delaware
Solar Energy of America Manager 1, LLC	Delaware
Solar Explorer, LLC	Delaware
Solar Grove Holdings, LLC	Delaware
Solar House I, LLC	Delaware
Solar House II, LLC	Delaware
Solar House III, LLC	Delaware
Solar House IV, LLC	Delaware
Solar Integrated Fund I, LLC	Delaware
Solar Integrated Fund II, LLC	Delaware
Solar Integrated Fund III, LLC	Delaware
Solar Integrated Fund IV-A, LLC	Delaware
Solar Integrated Manager I, LLC	Delaware
Solar Integrated Manager II, LLC	Delaware
Solar Integrated Manager III, LLC	Delaware
Solar Integrated Manager IV-A, LLC	Delaware

Solar Odyssey Holdings, LLC	Delaware
Solar Services Company, LLC	Delaware
Solar Ulysses Manager I, LLC	Delaware
Solar Ulysses Manager II, LLC	Delaware
Solar Voyager, LLC	Delaware
Solar Warehouse Manager I, LLC	Delaware
Solar Warehouse Manager II, LLC	Delaware
SolarCity Corporation	Delaware
Solar Warehouse Manager III, LLC	Delaware
Solar Warehouse Manager IV, LLC	Delaware
SolarCity Alpine Holdings, LLC	Delaware
SolarCity Amphitheatre Holdings, LLC	Delaware
SolarCity Arbor Holdings, LLC	Delaware
SolarCity Arches Holdings, LLC	Delaware
SolarCity AU Holdings, LLC	Delaware
SolarCity Corporation	Delaware
SolarCity Electrical New York Corporation	Delaware
SolarCity Electrical, LLC	Delaware
SolarCity Engineering, Inc.	California
SolarCity Finance Company, LLC	Delaware
SolarCity Finance Holdings, LLC	Delaware
SolarCity Foxborough Holdings, LLC	Delaware
SolarCity FTE Series 1, LLC	Delaware
SolarCity FTE Series 2, LLC	Delaware
SolarCity Fund Holdings, LLC	Delaware
SolarCity Giants Holdings, LLC	Delaware
SolarCity Grand Canyon Holdings, LLC	Delaware
SolarCity Holdings 2008, LLC	Delaware
SolarCity International, Inc.	Delaware
SolarCity Investments Canada Ltd.	Canada
SolarCity Leviathan Holdings, LLC	Delaware
SolarCity LMC Series I, LLC	Delaware
SolarCity LMC Series II, LLC	Delaware
SolarCity LMC Series III, LLC	Delaware
SolarCity LMC Series IV, LLC	Delaware
SolarCity LMC Series V, LLC	Delaware
SolarCity Mid-Atlantic Holdings, LLC	Delaware
SolarCity Nitro Holdings, LLC	Delaware
SolarCity Orange Holdings, LLC	Delaware
SolarCity Pierpont Holdings, LLC	Delaware
SolarCity Series Holdings I, LLC	Delaware
SolarCity Series Holdings II, LLC	Delaware
SolarCity Series Holdings IV, LLC	Delaware
SolarCity Steep Holdings, LLC	Delaware
SolarCity Ulu Holdings, LLC	Delaware

SolarCity Village Holdings, LLC	Delaware
SolarRock, LLC	Delaware
SolarStrong Holdings, LLC	Delaware
SolarStrong, LLC	Delaware
SOLIN AG	Germany
Sparrowhawk Solar I, LLC	Delaware
SREC Holdings, LLC	Delaware
Sunshine Storage I, LLC	Delaware
Sunshine Storage II, LLC	Delaware
Sunshine Storage III, LLC	Delaware
Symax Systemtechnik Sondermaschinenbau GmbH	Germany
Tesla 2014 Warehouse SPV LLC	Delaware
Tesla Automobile Distribution (Beijing) Co., Ltd.	China
Tesla Automobile Sales and Service (Beijing) Co., Ltd.	China
Tesla Automobile Sales and Service (Chengdu) Co., Ltd.	China
Tesla Automobile Sales and Service (Guangzhou) Co., Ltd.	China
Tesla Automobile Sales and Service (Hangzhou) Co., Ltd.	China
Tesla Automobile Sales and Service (Nanjing) Co., Ltd.	China
Tesla Automobile Sales and Service (Shanghai) Co., Ltd.	China
Tesla Automobile Sales and Service (Shenzhen) Co., Ltd.	China
Tesla Automobile Sales and Service (Tianjin) Co., Ltd.	China
Tesla Automobile Sales and Service (Wuhan) Co., Ltd.	China
Tesla Automobile Sales and Service (Xi’an) Co., Ltd.	China
Tesla Automobiles Mexico, S. de R.L. de C.V.	Mexico
Tesla Automobiles Sales and Service Mexico, S. de R.L. de C.V.	Mexico
Tesla Canada GP Inc.	Canada
Tesla Canada LP	Canada
Tesla Energia Macau Limitada	Macau
Tesla Finance LLC	Delaware
Tesla Financial Services GmbH	Germany
Tesla Financial Services Holdings B.V.	Netherlands
Tesla Financial Services Limited	UK
Tesla International B.V.	Netherlands
Tesla Korea Limited	South Korea
Tesla Lease Trust	Delaware
Tesla LLC	Delaware
Tesla Motors Australia, Pty Ltd	Australia
Tesla Motors Austria GmbH	Austria
Tesla Motors Belgium SPRL	Belgium
Tesla Motors Canada ULC	Canada
Tesla Motors Coöperatief U.A.	Netherlands
Tesla Motors Denmark ApS	Denmark
Tesla Motors Exports LLC	Delaware
Tesla Motors FL, Inc.	Florida
Tesla Motors France S.à r.l.	France

Tesla Motors GmbH	Germany
Tesla Motors HK Limited	Hong Kong
Tesla Motors Italy S.r.l.	Italy
Tesla Motors Japan GK	Japan
Tesla Motors Leasing, Inc.	Delaware
Tesla Motors Limited	UK
Tesla Motors Luxembourg S.à r.l.	Luxembourg
Tesla Motors MA, Inc.	Massachusetts
Tesla Motors Netherlands B.V.	Netherlands
Tesla Motors Netherlands Incorporated in (The Netherlands) External Profit Company	Netherlands
Tesla Motors Netherlands BV (Dubai Branch) 1	Netherlands
Tesla Motors New York LLC	New York
Tesla Motors NL LLC	Delaware
Tesla Motors Norway AS	Norway
Tesla Motors NV, Inc.	Nevada
Tesla Motors PA, Inc.	Pennsylvania
Tesla Motors SARL	Monaco
Tesla Motors Singapore Holdings Pte. Ltd.	Singapore
Tesla Motors Singapore Private Limited	Singapore
Tesla Motors Stichting	Netherlands
Tesla Motors Switzerland GmbH	Switzerland
Tesla Motors Taiwan Limited	Taiwan
Tesla Motors TN, Inc.	Tennessee
Tesla Motors TX, Inc.	Texas
Tesla Motors UT, Inc.	Utah
Tesla New Zealand ULC	New Zealand
Tesla Portugal, Sociedade Unipessoal LDA	Portugal
The Big Green Solar Holdings, LLC	Delaware
The Big Green Solar I, LLC	Delaware
The Big Green Solar Manager I, LLC	Delaware
Tesla Sales, Inc.	Delaware
Tesla Spain, S.L.	Spain
Three Rivers Solar 1, LLC	Delaware
Three Rivers Solar 2, LLC	Delaware
Three Rivers Solar 3, LLC	Delaware
Three Rivers Solar Holding Company, LLC	Delaware
Three Rivers Solar Manager 1, LLC	Delaware
Three Rivers Solar Manager 2, LLC	Delaware
Three Rivers Solar Manager 3, LLC	Delaware
Tiller Solar, LLC	Delaware
TM International C.V.	Netherlands
TM Sweden AB	Sweden
USB SolarCity Manager 2009, LLC	Delaware
USB SolarCity Manager 2009-2010, LLC	Delaware
USB SolarCity Manager III, LLC	Delaware

USB SolarCity Manager IV, LLC	Delaware
USB SolarCity Master Tenant 2009, LLC	California
USB SolarCity Master Tenant 2009-2010, LLC	California
USB SolarCity Master Tenant IV, LLC	California
USB SolarCity Owner 2009, LLC	California
USB SolarCity Owner 2009-2010, LLC	California
USB SolarCity Owner IV, LLC	California
Viceroy Solar Holdings, LLC	Delaware
Visigoth Solar 1, LLC	Delaware
Visigoth Solar Holdings, LLC	Delaware
Visigoth Solar Managing Member 1, LLC	Delaware
Zep Solar Australia Pty Limited	Australia
Zep Solar Hong Kong Limited	Hong Kong
Zep Solar LLC	California
Zep Solar Trading Ltd	China
Zep Solar UK Limited	UK